UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2022

ENDONOVO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55453	45-2552528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6320 Canoga Avenue, 15th Floor

Woodland Hills, CA 91367

(Address of principal executive office)(Zip Code)

Registrant’s telephone number, including area code: (800) 489-4774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2022, Endonovo Therapeutics, Inc. (“we”, “us” or the “Company”) entered into an Asset Purchase Agreement (the “APA”) by and among the Company, Western Star Concrete, LLC (“Western Star”), and Mark Gabriel Salmons (the “Owner”) pursuant to which the Company will acquire substantially all of the assets and assume certain liabilities of Western Star. Western Star is engaged in the business of providing and laying of concrete primarily for residential tract developers. This includes but is not limited to the building/laying of foundations, retaining walls, driveways, patios, sidewalks and barn pads. The purchase price formula under the APA is four times Western Star’s EBITDA for the 12 full months prior to closing subject to certain adjustments as set forth in the APA. Closing is conditioned on the satisfactory completion of the parties’ due diligence and the completion of an audit of Western Star’s financial statements for the years ended December 31, 2021 and December 31, 2020 consistent with the requirements of being a subsidiary of a publicly held company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the closing is anticipated to be held on or about December 15, 2022. If the unaudited financial information provided to us, which indicated an EBITDA of approximately $6,300,000, is confirmed without any adjustments required by the audit process, the purchase price to the Company would be approximately $25,200,000 plus expenses which we intend to pay through the raising of debt and equity financing. No assurance can be given that we will be able to raise the required financing on terms that are acceptable to us and beneficial to our shareholders.

The foregoing is only a summary of the terms of the APA which is included as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

None

(b) Exhibits

No.	Description
10.1	Asset Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2022

ENDONOVO THERAPEUTICS, INC.

By:	/s/ Alan Collier
Alan Collier
Chief Executive Officer